UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22417

                      Destra Investment Trust
(Exact name of registrant as specified in charter)

901 Warrenville Rd., Suite 15
                                      Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
901 Warrenville Rd., Suite 15
                                    Lisle, IL 60532
 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-630-241-4200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Dividend Total Return Fund

Annual Report
September 30, 2013

Table of Contents

Shareholder Letter	3

Discussion of Fund Performance	4

Portfolio Manager Letter	6

Fund Risk Disclosures	8

Overview of Fund Expenses	10

Portfolio of Investments	11

Statements of Assets and Liabilities	12

Statements of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	23

Supplemental Information	24

Board Considerations Regarding the Approval of the Investment Management Agreement
and Investment Sub-Advisory Agreement	25

Board of Trustees and Officers	27

General Information	31

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Shareholder,

Thank you for investing in the Destra Dividend Total Return Fund. At Destra, we are committed to helping you towards your investment goals by partnering with experienced investment professionals who have managed proven investment strategies over multiple market cycles. In an effort to achieve this endeavor, Destra provides ongoing oversight of the investment process and seeks to ensure that downside protection remains an important element of that process.

For the Fund’s fiscal year ending September 30, 2013, US equity markets, as represented by the S&P 500 Index, had a strong year, with a total return of 19.34%. Fixed income markets, however, did not fare as well as represented by the Barclays US Aggregate Bond Index which was down 1.68% for the year. Once again, it appears that the markets were influenced by political and macro events more so than by fundamentals during this period.

In the beginning of the Fund’s fiscal year, which was the fourth quarter of 2012, investors were concerned with the “fiscal cliff” issues, higher taxes and spending cuts and the US elections. Both US equity and fixed income markets were relatively flat for that quarter.

In the first quarter of 2013, the postponement of federal spending cuts, positive employment, housing and sentiment data fueled a strong rally in the US equity markets with the S&P 500 Index advancing 10.61%. Interest rates remained low as the U.S. Federal Reserve (the “Fed”) expanded its quantitative easing program.

In the second quarter of 2013, US equity and fixed income markets reacted negatively to comments by Fed Chairman Bernanke that the Fed would begin to taper its purchases of Treasurys and mortgage backed securities in late 2013 if certain economic forecasts were achieved. The S&P 500 Index backed off earlier highs of about 6% to finish the quarter up only 2.91%. Yields rose sharply on most fixed income securities as bond prices fell. The 30 year US Treasury Bond was down 6.20% for the quarter and the Barclays US Aggregate Bond Index was down 2.32%

The third quarter 2013 saw US equity markets rise with the S&P 500 Index up 5.24% and the Barclays US Aggregate Bond Index up 0.57%. However, as the quarter drew to a close, investor concerns were once again focused on political issues such as the budget negotiations in Washington, the debt ceiling and a looming government shutdown. Concerns also focused on the Fed’s plans to begin tapering its quantitative easing program which was implemented to keep interest rates low. Ultimately the Fed decided to postpone tapering of its asset purchases for now.

While fundamentals did influence stock and bond prices, the markets in the past 12 months appear to have been influenced more by the federal government and the Fed. The Destra Dividend Total Return Fund returned 13.78% (A shares at NAV) for the fiscal year. While this return lagged the S&P 500 Index for the same period, please keep in mind that this is a dividend-focused income and total return strategy that emphasizes companies that produce high current income, steady dividend growth and financial strength. During the period surveyed, investors’ showed a preference for lower quality companies with less predictable earnings that do not pay dividends. This preference negatively affected the Fund’s relative return in comparison to the S&P 500 Index. This report should provide you with more information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Thank you for the confidence you have placed in us by investing in a Destra mutual fund.

Sincerely,

Peter Amendolair
Chief Investment Officer
Destra Capital Advisors LLC

Index Definitions

S&P 500 Index –a capitalization weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment

Barlcays U.S. Aggregate Index – index that provides a measure of performance of the U.S. investment grade bond markets, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-though securities and asset-backed securities. The securities that comprise the index must be denominated in US dollars and must be fixed rate, nonconvertible and taxable.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE

Destra Dividend Total Return Fund as of September 30, 2013

Inception Date: August 10, 2011			Inception Date: November 1, 2011
		Life			Life
Share Class	1 year	of Fund	Share Class	1 year	of Fund
A at NAV	13.78%	40.36%	C at NAV	12.89%	24.98%
A with Load	7.25%	32.25%	C with Load	11.89%	24.98%
I at NAV	14.17%	41.42%
S&P 500 Index	19.34%	50.49%	S & P 500 Index	19.34%	40.08%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. C Class shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than one year are not annualized. Returns over one year are cumulative. Fund returns include the reinvestment of distributions.

The Dividend Total Return Fund estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement were anticipated to be 3.95% for Class A, 6.67% for Class C, and 6.26% for Class I shares. There is a voluntary fee waiver currently in place for the Fund through February 1, 2022, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

The S&P 500 Index includes 500 stocks and is a common measure of the performance of the overall US stock market.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of September 30, 2013

Top 10 Holdings
as of 9/30/13	% of Total Investments
General Electric Co.	4.7%
Merck & Co. Inc.	4.6%
Vodafone Group PLC ADR	4.4%
Enterprise Products Partners LP	4.2%
Intel Corp	4.1%
Williams Companies Inc.	4.1%
Seadrill Ltd	3.7%
NiSource Inc	3.6%
Energy Transfer Partners LP	3.5%
Kinder Morgan Energy Partners LP	3.4%

Portfolio Characteristics	Fund	Index
Number of Holdings	40	500
Average Market Cap	$56.6 bil	$31.6 bil
Price to Earnings Ratio	20.6x	16.5x
Price to Book Ratio	4.6x	3.9x
Master Limited Partnerships	18.0%

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual equities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Dividend Total Return Fund (the “Fund”) is sub-advised by investment manager Miller/Howard Investments, Inc. (“Miller/ Howard”). The Fund’s investment objective is to seek long-term total return and current income.

Miller/Howard has been managing income-oriented equity strategies since 1991. They believe that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Their research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing dividends, investors have an opportunity to generate superior risk-adjusted performance over time. To accomplish this goal the Fund will, in normal markets, seek to invest at least 80% of its net assets in income-producing equity securities. The securities in which the Fund may invest include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities, or other instruments whose price is linked to the value of common stock, depository receipts, and securities of master limited partnerships (MLPs). The Fund may invest up to 20% of its assets in securities denominated in non-U.S. dollar currencies, and up to 25% of its assets in MLPs.

The following report provides Miller/Howard’s review of the Fund’s performance over the 12 months comprising the annual reporting period and an outlook for the markets the Fund invests in going forward.

How did the Fund perform during the year ended September 30, 2013?

The Fund returned 13.78% based upon Class A shares at net asset value (“NAV”) from October 1, 2012 through September 30, 2013. The Fund’s Class C shares provided a total return of 12.89% at NAV, while the Class I shares provided a total return of 14.17% at NAV, over the same period. During this period the Fund’s benchmark, the S&P 500 Index (“S&P 500”), returned 19.34%.

S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

What were the significant events affecting the economy and market environment during the period surveyed?

Over the last year, market participants shifted from concerns over the lack of available income in a low yield environment to worries over the effect of rising interest rates on the U.S. economy as well as the effects on the stock and bond markets.

The gradual economic improvement over the past 12 months prompted investors to wonder when the Federal Reserve Board would end its Quantitative Easing (“QE”) program, which had lowered interest rates in an effort to stimulate the U.S. economy. After comments from Federal Reserve Chairman Ben Bernanke in May indicated that the Fed was considering “tapering” the program, interest rates began to rise, perhaps faster than the Fed thought prudent. At their mid-September meeting, the Fed surprised market participants by voting to continue QE. Interest rates have drifted lower since then but remain above where they were earlier in the year.

The slow but continuing improvement in the economy encouraged investors to hold more cyclical stocks and stocks with weaker financials, causing higher quality names in the S&P 500, and those with less cyclical/more stable earnings to significantly underperform. Dividend stocks overall underperformed non-dividend payers as investors reflexively shunned income stocks on account of rising interest rates. This occurred even though our research shows that interest rates haven’t been significant factors in dividend stock performance historically.

How did the aforementioned events affect the Fund?

Investors’ preference for more volatile, lower quality companies, with less predictable earnings, and that do not pay dividends, hurt the Dividend Total Return Fund’s results since our strategy emphasizes stocks that offer high current income, steady dividend growth and financial strength. However, history suggests that such periods, which sometimes happen early in economic recoveries, are anomalies. Studies show that over the last forty years, dividend-paying stocks that grow their dividends significantly have provided investors with superior returns over time; however, past performance is not a guarantee of future results.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER, CONTINUED

As always, whether any individual stock was in favor this year or not, the stocks in the portfolio continued to pay their dividends, we continued to collect a high yield, and we benefitted from 54 dividend increases in the Dividend Total Return Fund’s roughly 40-stock portfolio over the period surveyed.

Which holdings positively contributed to the Fund’s performance during the period surveyed?

Among the largest contributors to the Fund’s performance during the 12-month period was NiSource (NI) (3.59% of Net Assets), which continued to benefit from its natural gas pipelines’ strong position in the Marcellus shale gas area, as well as improving operations at its utility subsidiaries. Vodafone (VOD) (4.41% of Net Assets) rose significantly, as the often-rumored sale of its 45% interest in Verizon Wireless was finally announced in September. Another Fund holding, H.J. Heinz (HNZ) (No longer held in the Fund), was acquired earlier in 2013 at a significant premium which equated to strong performance over the period.

Which holdings detracted from the Fund’s performance during the period surveyed?

Data center REIT Digital Realty Trust (DLR) (2.45% of Net Assets) lagged the market, despite generally better than expected operating results and dividend increases, as investors were drawn away from high yield stocks in general, and had concerns over DLR’s ability to continue to grow. Given the growth of distributed computing, we do not share those concerns. Linn Energy (LINE) (0.64% of Net Assets) suffered from publicity surrounding one analyst’s concerns over the company’s financial treatment of some hedges. We, along with several Wall Street analysts, have examined LINE’s audited financial statements and concluded that its accounting treatments were proper. Finally, Windstream Holdings (WIN) (No longer held in the Fund) lagged the market and was sold from the Fund, as its business strategy shift progressed too slowly to offset the continued loss of wireline telephone business as consumers shift to mobile phones and away from wire lines.

What is your outlook for the asset classes in which the Fund invests?

Going forward, we do not see robust economic growth; we see a U.S. economy that trends stronger but not in a straight line. We see progress, but gradual enough to concern the Fed at times. Federal Reserve officials have already stepped back from “tapering” plans, and while we do think that it will eventually happen, we do not think that it will be as soon nor as significant as many investors currently expect. A new Fed Chair and budget problems in Washington only strengthen our conviction. This environment will leave savers with few choices for earning income.

We believe that this economic backdrop will offer superior opportunities for astute stock pickers, especially among stocks such as ours, which can provide investors with some of the few opportunities for a substantial and growing stream of income. Therefore, despite the vagaries of the stock market, we continue to adhere to our proven discipline of searching for financially strong, high yielding stocks that can grow their dividends.

DESTRA DIVIDEND TOTAL RETURN FUND
FUNDS RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND

This document may contain forward–looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio managers or sub-advisers control or are subject to change, actual results could be materially different. There is no guarantee that such forward looking statements will come to pass.

Some important risks of the Destra Dividend Total Return Fund are:

PRINCIPAL RISKS
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Dividend Income Risk—Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, income producing equities that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Foreign Investment Risk/Emerging Markets Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Depositary Receipts Risk—Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Master Limited Partnership Risk and Sector Risk—An investment in units of master limited partnerships (“MLPs”) involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

DESTRA DIVIDEND TOTAL RETURN FUND
FUNDS RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND, CONTINUED

Energy Companies Risk—The Fund invests in energy companies, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact energy companies.

Health Care Companies Risk—The Fund invests in health care companies, including those that are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Utilities Companies Risk—The Fund invests in utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

Financial Services Companies Risk—The Fund invests in financial services companies. Financial services companies may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

Convertible Securities Risk—The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Derivatives Risk—The use of derivatives such as options entail certain execution, market, liquidity, hedging and tax risks. If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Investment Risk—When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
As of September 30, 2013 (unaudited)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 3/31/13 to 9/30/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
			Ratios	Paid
	Beginning	Ending	During the	During the
	Account	Account	Period	Period
	Value	Value	3/31/13	3/31/13 to
	3/31/13	9/30/13	to 9/30/13	9/30/13†

Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$1,033.68	1.60%	$8.16
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra Dividend Total Return Fund Class C
Actual	1,000.00	1,029.80	2.35%	11.96
Hypothetical (5% return before expenses)	1,000.00	1,013.29	2.35%	11.86
Destra Dividend Total Return Fund Class I
Actual	1,000.00	1,035.33	1.32%	6.73
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-months period).

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
September 30, 2013

Number
of
Shares	Description	Fair Value
	Common Stocks - 96.9%

	Consumer Discretionary - 2.1%
68,627	Staples, Inc	$ 1,005,386
	Energy - 30.4%
17,916	Energy Transfer Equity LP	1,178,515
31,237	Energy Transfer Partners LP	1,626,511
32,485	Enterprise Products
	Partners LP	1,982,884
14,142	Golar LNG Ltd. (Bermuda)	532,729
19,815	Kinder Morgan Energy
	Partners LP	1,581,831
11,724	Linn Energy LLC	303,886
16,565	ONEOK Partners LP	878,111
16,864	Plains All American Pipeline LP	888,058
38,030	Seadrill Ltd. (Bermuda)	1,714,392
19,692	Spectra Energy Corp	674,057
52,470	The Williams Cos., Inc	1,907,809
18,093	Total SA, ADR (France)	1,047,946
		14,316,729
	Financials - 4.9%
27,543	Ares Capital Corp	476,219
11,697	Bank of Montreal (Canada)	781,594
14,405	CME Group, Inc. - Class A	1,064,241
		2,322,054
	Health Care - 15.7%
14,405	Baxter International, Inc	946,265
9,006	Eli Lilly & Co	453,272
27,197	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,364,473
17,287	Johnson & Johnson	1,498,610
45,712	Merck & Co., Inc	2,176,348
33,997	Pfizer, Inc	976,054
		7,415,022
	Industrials - 6.0%
91,916	General Electric Co	2,195,873
39,183	R.R. Donnelley & Sons Co	619,091
		2,814,964
	Information Technology - 11.9%
31,750	CA, Inc	942,023
46,385	Cisco Systems, Inc	1,086,337
84,561	Intel Corp	1,938,138
28,753	Maxim Integrated Products, Inc	856,839
20,225	Microchip Technology, Inc	814,865
		5,638,202
	Materials - 2.5%
26,059	International Paper Co	1,167,443
	Real Estate - 6.2%
21,799	Digital Realty Trust, Inc	1,157,527
19,534	HCP, Inc	799,917
18,356	OMEGA Healthcare
	Investors, Inc	548,294
17,955	Senior Housing
	Properties Trust	419,070
		2,924,808
	Telecommunication Services - 7.7%
33,709	AT&T, Inc	1,140,038
9,723	BCE, Inc. (Canada)	415,172
59,120	Vodafone Group PLC, ADR
	(United Kingdom)	2,079,842
		3,635,052
	Utilities - 9.5%
34,182	American Water Works
	Co., Inc	1,411,033
22,933	National Grid PLC, ADR
	(United Kingdom)	1,354,194
54,874	NiSource, Inc	1,695,058
		4,460,285
	Total Common Stocks
	(Cost $40,613,731)	45,699,945

	Money Market Mutual Funds - 2.6%
1,245,052	Fidelity Institutional Money Market
	Prime, 0.01% (a)
	(Cost $1,245,052)	1,245,052

	Total Investments - 99.5%
	(Cost $41,858,783)	46,944,997

	Other Assets in excess of
	Liabilities - 0.5%	215,757
	Net Assets - 100.0%	$ 47,160,754

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$2,247,121	4.8%
Canada	1,196,766	2.5
France	1,047,946	2.2
United Kingdom	4,798,509	10.2
United States	37,654,655	79.8
Total Investments	46,944,997	99.5
Other Assets in excess of Liabilities	215,757	0.5
Net Assets	$47,160,754	100.0%

ADR – American Depositary Receipt
LLC – Limited Liability Corporation
LP – Limited Partnership
PLC – Public Limited Company
SA – Corporation

(a) Interest rate shown reflects yield as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013

Assets
Investments:
Investments at cost	$41,858,783
Net unrealized appreciation	5,086,214
Total investments at value	46,944,997
Receivables:
Capital shares sold	296,490
Dividends and interest	83,925
Due from Advisor	13,272
Total assets	47,338,684

Liabilities
Payables:
Legal fees	38,058
Due to Advisor	32,879
Audit and tax fees	21,500
Capital shares payable	12,814
Blue Sky fees	10,049
Transfer agent fees	9,711
Trustees’ fees	2,950
Distribution payable	204
Other expenses and liabilities	49,765
Total liabilities	177,930
Net Assets	$47,160,754

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$41,528,748
Undistributed net investment income	52,756
Accumulated net realized gain on investments	493,036
Net unrealized appreciation on investments	5,086,214
Net Assets	$47,160,754

Net Assets
Class A	$23,337,661
Class C	$10,114,196
Class I	$13,708,897

Shares Outstanding
Class A	1,147,050
Class C	549,498
Class I	673,789

Net Asset Value Per Share
Class A	$20.35
Maximum Offering Price Per Share	$21.59
Class C	$18.41
Class I	$20.35

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
Year ended September 30, 2013

Investment Income
Dividends	$1,343,154
Less: foreign taxes withheld	(14,988)
Total Investment Income	1,328,166

Expenses
Advisory fees	335,845
Legal fees	81,797
Transfer agent fees	59,438
Distribution fees Class A	49,132
Distribution fees Class C	78,063
Shareholder reporting fees	38,298
Administration and accounting fees	34,131
Shareholder service fees	32,248
Blue Sky Class A	27,340
Blue Sky Class C	19,549
Blue Sky Class I	25,585
Audit fees	21,193
Custody fees	20,082
Trustees’ fees and expenses	12,085
Insurance fees	9,980
Other expenses	6,992
Total expenses	851,758
Less: expense waivers and reimbursements	(194,777)
Net expenses	656,981
Net Investment Income	$671,185

Realized and Unrealized Gain:
Net realized gain on investments in securities	672,444
Net change in unrealized appreciation on investments in securities	3,681,038
Net realized and unrealized gain on investments in securities	4,353,482
Net Increase in Net Assets Resulting from Operations	$5,024,667

The accompanying notes are an integral part of these financial statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2013 and the year ended September 30, 2012

	For the	For the
	year	year
	ended	ended
	September 30,	September 30,
	2013	2012
Increase in Net Assets Resulting from Operations
Net investment income	$671,185	$256,436
Net realized gain (loss) on investments in securities	672,444	(212,153)
Net change in unrealized appreciation on investments in securities	3,681,038	1,398,765
Net increase in net assets resulting from operations	5,024,667	1,443,048

Class A
Distribution to Shareholders
Net investment income	(355,702)	(108,988)
Net realized gain	—	(9)
Total distributions to shareholders	(355,702)	(108,997)

Class C
Distribution to Shareholders
Net investment income	(83,456)	(17,472)
Net realized gain	—	(2)
Total distributions to shareholders	(83,456)	(17,474)

Class I
Distribution to Shareholders
Net investment income	(253,368)	(41,345)
Net realized gain	—	(9)
Total distributions to shareholders	(253,368)	(41,354)

Class A
Capital Share Transactions
Proceeds from shares sold	10,007,004	17,855,683
Dividends reinvested	306,572	91,304
Cost of shares redeemed	(4,834,362)	(2,915,945)
Net increase from capital share transactions	5,479,214	15,031,042

Class C
Capital Share Transactions
Proceeds from shares sold	4,580,641	4,936,953
Dividends reinvested	67,469	14,556
Cost of shares redeemed	(419,418)	(56,183)
Net increase from capital share transactions	4,228,692	4,895,326

Class I
Capital Share Transactions
Proceeds from shares sold	8,930,082	7,140,841
Dividends reinvested	221,413	34,881
Cost of shares redeemed	(5,285,185)	(172,779)
Redemption fees	12,917	2,187
Net increase from capital share transactions	3,879,227	7,005,130

Total increase in net assets	17,919,274	28,206,721
Net Assets
Beginning of year	29,241,480	1,034,759
End of year	$47,160,754	$29,241,480
Undistributed net investment income at end of year	$52,756	$115,876

The accompanying notes are an integral part of these financial statement.

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
For the year ended September 30, 2013 and the year ended September 30, 2012

	For the	For the
	year	year
	ended	ended
	September 30,	September 30,
	2013	2012
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	862,884	1,656
Shares sold	515,170	1,028,448
Shares reinvested	16,203	5,245
Shares redeemed	(247,207)	(172,465)
Shares outstanding, end of year	1,147,050	862,884

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	307,161	—
Shares sold	262,273	309,903
Shares reinvested	3,983	918
Shares redeemed	(23,919)	(3,660)
Shares outstanding, end of year	549,498	307,161

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	463,036	66,668
Shares sold	469,947	404,029
Shares reinvested	11,649	2,033
Shares redeemed	(270,843)	(9,694)
Shares outstanding, end of year	673,789	463,036

The accompanying notes are an integral part of these financial statement.

FINANCIAL HIGHLIGHTS
For the year ended September 30, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

				For the
	For the	For the		period
	year	year		August 10,
	ended	ended		2011* to
	September 30,	September 30,		September 30,
	2013	2012		2011
Class A
Net asset value, beginning of period	$18.23	$15.14		$15.00
Investment operations:
Net investment income1	0.34	0.36		0.02
Net realized and unrealized gain	2.14	2.99		0.12
Net Increase in Net Asset Value from Operations	2.48	3.35		0.14

Distributions paid to shareholders from:
Net investment income	(0.36)	(0.26)		—
Net realized gains	—	—	5	—
Total distributions	(0.36)	(0.26)		—

Net asset value, end of period	$20.35	$18.23		$15.14

TOTAL RETURN2	13.78%	22.23%		0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$23,338	$15,734		$25
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60%	1.60%		1.60	%3
Expenses, prior to expense reimbursements/waivers	2.12%	3.95%		532.98	%3
Net investment income	1.77%	2.06%		1.05	%3
Portfolio turnover rate	21%	17%		—	%4

Class C
Net asset value, beginning of period	$16.50	$15.00	†	$—
Investment operations:
Net investment income1	0.18	0.19	†	—
Net realized and unrealized gain	1.93	1.41	†	—
Net Increase in Net Asset Value from Operations	2.11	1.60	†	—

Distributions paid to shareholders from:
Net investment income	(0.20)	(0.10	)†	—
Net realized gains	—	—	5†	—
Total distributions	(0.20)	(0.10	)†	—

Net asset value, end of period	$18.41	$16.50	†	$—

TOTAL RETURN2	12.89%	10.71	%4†	—%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$10,114	$5,067	†	$—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35%	2.35	%3†	—
Expenses, prior to expense reimbursements/waivers	2.81%	6.67	%3†	—
Net investment income	1.02%	1.26	%3†	—
Portfolio turnover rate	21%	17	%4†	—%

The accompanying notes are an integral part of these financial statement.

FINANCIAL HIGHLIGHTS, CONTINUED
For the year ended September 30, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

For the
For the	For the	period
year	year	August 10,
ended	ended	2011* to
September 30,	September 30,	September 30,
2013	2012	2011
Class I
Net asset value, beginning of period	$18.23	$15.14	$15.00
Investment operations:
Net investment income1	0.39	0.38	0.04
Net realized and unrealized gain	2.14	3.02	0.10
Net Increase in Net Asset Value from Operations	2.53	3.40	0.14

Distributions paid to shareholders from:
Net investment income	(0.43)	(0.32)	—
Net realized gains	—	—	5	—
Total distributions	(0.43)	(0.32)	—

Redemption Fees	0.02	0.01	—

Net asset value, end of period	$20.35	$18.23	$15.14

TOTAL RETURN2	14.17%	22.72%	0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$13,709	$8,440	$1,010
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32%	1.32%	1.32	%3
Expenses, prior to expense reimbursements/waivers	1.79%	6.26%	44.22	%3
Net investment income	2.02%	2.18%	1.60	%3
Portfolio turnover rate	21%	17%	—	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statement.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the end of the period, the Trust consisted of one fund, the Destra Dividend Total Return Fund (the “Fund” or “Dividend Total Return Fund”). Effective March 1, 2013, the Trust’s Board of Trustees approved a name change from Destra High Dividend Strategy Fund to Destra Dividend Total Return Fund. The Dividend Total Return Fund’s investment objective is to seek long-term total return and current income. The Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Dividend Total Return Fund:

Investment Valuation
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Fund estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Fund’s procedures are approved by the Board of Trustees.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2013:

Destra Dividend Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$45,699,945	$—	$—	$45,699,945
Money Market Mutual Funds	1,245,052	—	—	1,245,052
Total	$46,944,997	$—	$—	$46,944,997

* Please refer to the schedule of investments to view securities segregated by industry type.

The Fund held no Level 2 and Level 3 securities during the year ended September 30, 2013.

Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses
In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

Cash and Cash Equivalents
Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is a subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification
In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates
The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations and providing day-to-day administrative services either directly or through others selected by it for the Fund. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of the Fund to 1.60%, 2.35%, and 1.32%, respectively. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement
The Fund has retained Miller/Howard Investments, Inc. (“Miller/Howard”) to serve as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Miller/Howard equal to one half of the net advisory fees collected by the Advisor net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent
The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Fund’s Class A and C shares have adopted distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of Class A and C shares of the Fund, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

For the year ended September 30, 2013 the Fund incurred distribution fees under the Plan as follows:

Fund Class	Amount
Destra Dividend Total Return Fund – Class A	$49,132
Destra Dividend Total Return Fund – Class C	78,063

For the year ended September 30, 2013 the Fund incurred shareholder servicing fees under the Plan as follows:

Fund Class	Class A	Class C	Class I
Destra Dividend Total Return Fund	$30,612	$1,636	$ —

5. FEDERAL INCOME TAX MATTERS

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund does not expect to be subject to US federal excise tax.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

For the year ended September 30, 2013, the cost of investments on a tax basis including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Dividend Total Return Fund	$41,864,777	$5,740,464	$(660,244)	$5,080,220

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and deferral of post-October losses. For the year ended September 30, 2013, the components of accumulated earnings/loss on tax-basis were as follows:

Total
	Undistributed	Accumulated	Net Unrealized	Accumulated
	Ordinary	Capital and	Appreciation	Earnings
	Income	Other Losses	(Depreciation)	(Losses)
Destra Dividend Total Return Fund	$247,030	$304,756	$5,080,220	$5,632,006

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in publicly traded partnerships and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2013, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss) on	Paid-in
	Income	Investments	Capital
Destra Dividend Total Return Fund	$(41,779)	$42,350	$(571)

At September 30, 2013, for Federal income tax purposes, the Fund had no capital loss carryforwards.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Funds next taxable year. For the year ended September 30, 2013, the Funds deferred to October 1, 2013 these losses of:

Late Year
	Short-Term	Long-Term	Ordinary Losses
Destra Dividend Total Return Fund	$ —	$ —	$ —

The tax character of distributions paid for the year ended September 30, 2013 were as follows:

	Distributions	Distributions	Distributions
	Paid From	Paid From	Paid From
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital
Destra Dividend Total Return Fund	$692,526	$ —	$ —

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Dividend Total Return Fund	$21,277,676	$7,913,129

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013, CONTINUED

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Fund’s Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Fund charges this fee in order to discourage short-term investors. The Fund retains this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Fund’s Prospectus.

8. SUBSEQUENT EVENTS

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Destra Investment Trust:

We have audited the accompanying statement of assets and liabilities of the Destra Dividend Total Return Fund (the “Fund” within Destra Investment Trust), including the schedule of investments, as of September 30, 2013, the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 26, 2013

SUPPLEMENTAL INFORMATION
(unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Fund	DRD	QDI
Destra Dividend Total Return Fund	100.00%	100.00%

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Board”) of Destra Investment Trust (the “Trust”), including Trustees who are not “interested persons” as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), is responsible for approving the continuation of the Investment Management Agreement with Destra Capital Advisors LLC (“Destra Advisors”) and the Investment Sub-Advisory Agreement with Destra Advisors and Miller/Howard Investments, Inc. (“Miller/Howard,” and together with Destra Advisors, the “Advisers”) (together, the Investment Management Agreement and Investment Sub-Advisory Agreement will be referred to as the “Agreements”) for the Destra Dividend Total Return Fund (formerly, Destra High Dividend Strategy Fund) (the “Fund”). At a meeting held on February 19, 2013, the Board of Trustees and the Independent Trustees, voting separately, determined that the Agreements continue to be in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved their continuation for an additional one-year term.

To reach this determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received materials in advance of the Board meeting from Destra Advisors and Miller/Howard. The materials, among other things, outlined the services provided by Destra Advisors and Miller/Howard (including the relevant personnel responsible for these services and their experience); the current advisory and sub-advisory fees as compared to fees charged by investment advisers to comparable funds; the investment performance of the Fund as compared to comparable funds; the current expenses of the Fund as compared to those of comparable funds; the nature of expenses incurred in providing services to the Fund and economies of scale, if any; certain financial information of Destra Advisors and Miller/Howard; fall out benefits to Destra Advisors, Destra Capital Investments LLC and Miller/Howard; and a summary of Destra Advisors’ compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra Advisors and Miller/Howard. The Board applied its business judgment to determine whether the arrangements between the Trust, Destra Advisors and Miller/Howard are reasonable business arrangements from the Fund’s perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services provided under the Agreements, and noted that Destra Advisors’ employees have significant experience in providing management services to other investment companies prior to their tenure at Destra Advisors. The Board also considered the compliance and regulatory histories of the Advisers and the skills of their employees who work with the Fund. In addition to advisory services, the Independent Trustees considered the quality of any administrative or non-advisory services provided. The Board also considered the investment performance of the Fund in comparison to that of comparable funds. The Board concluded that the Advisers continue to have the capabilities and resources to provide investment management and sub-advisory services, as relevant, to the Fund, including, in the case of Destra Advisors, to oversee the operations of the Fund and the services provided by other service providers. Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided to the Fund under the Agreements have been and continue to be satisfactory.

Fund Performance

The Board, including the Independent Trustees, reviewed and considered the short performance history of the Fund. The Board was provided with reports, independently prepared by Lipper Analytics, a third party analysis firm, which also included a comprehensive analysis of the Fund’s performance in the Equity Income Category. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Performance Group and Performance Category, as well as its benchmark index, along with a description of the methodology used by Lipper to select funds in the Performance Group and Performance Universe. The Board was also provided with a more targeted peer comparison created by Destra Advisors. The Fund’s total return performance for the one-year period ended 12/31/2012 placed it in the fourth quintile in its Lipper Performance Group and Universe. The Board was advised that the Equity Income Category used by Lipper was not necessarily a suitable comparison for the Fund given the Fund is managed with dividends as a guide to stock selection and without an emphasis on value or growth, which distinguishes it from many mutual funds in the Equity Income Category. In addition, the Lipper information was for a one-year period ended 12/31/2012 and the Board attaches more importance to performance over relatively longer periods of time. The Board noted that Miller/Howard remained consistent with its investment style and adhered to its investment mandate.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT, CONTINUED

Expenses and Fees

The Trustees also reviewed information showing the advisory fee and expense ratio of the Fund as compared to those of a peer group. The Board noted the services provided by Destra Advisors for the annual advisory fee of 0.85% of the Fund’s average daily net assets and compared the contractual advisory fee to the advisory fees paid by the peer funds, noting that it was in the third quintile in its Lipper Peer Group. However, the Board noted that each of the Advisers had waived all fees since inception of the Fund and that Destra Advisors has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), remain at 1.60% for Class A shares, 2.35% for Class C shares, 1.70% for Class P shares (not yet commenced operations) and 1.32% for Class I shares of the Fund’s average daily net assets until February 1, 2022. The Board also considered the services provided by Miller/Howard for its sub-advisory fee of 0.425% of the Fund’s average daily net assets. The Board compared the sub-advisory fee to the fees charged by Miller/Howard to its non-Fund institutional client accounts.

The Trustees noted that expenses borne by Destra Advisors are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by such Fund if it would result in the Fund exceeding its expense cap. The Board considered the cost of services provided to the Fund by Destra Advisors. The Board received and considered expense information regarding the Fund’s various expense components and comparisons of the Fund’s net total expenses (taking the expense cap into account) to the Lipper peers. The Board was aware that the Fund’s expenses were in the bottom Lipper quintile in relation to peers, but attributed that largely to the small size of the Fund and the Destra complex in relation to peers. In light of the nature, extent and quality of services provided under the Agreements, and in light of Destra Advisors’ agreement to waive fees and/or pay the Fund’s expenses as described above, the Board determined that the investment advisory fee and sub-advisory fee for the Fund were fair and reasonable.

Economies of Scale and Profitability

The Board considered Destra Advisors’ representation that the advisory fees have been and continue to be structured to pass the benefits of economies of scale on to shareholders as the Fund’s assets grow through reduced advisory fees at certain asset levels. The Board took the costs borne by Destra Advisors in connection with its services performed under the Agreement into consideration. Additionally, the Board considered Destra Advisors’ profitability and noted that Destra Advisors had agreed to cap the Fund’s expenses until February 1, 2022.

Other Benefits to the Advisor and the Sub-Advisor

The Board considered that Destra Advisors had identified as a fall out benefit to Destra Advisors and Destra Capital Investments LLC the raising of its stature in the investment management industry and its marketing of sub-adviser-managed separate accounts. The Board also noted that Destra Advisors has not utilized soft dollars in connection with its management of the Fund’s portfolio, although Miller/Howard has done so. The Board also considered any potential fall out benefit to Miller/Howard from this arrangement. Based on their review, the Independent Trustees concluded that any indirect benefits received by an Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Board Determination

After discussion, the Board of Trustees and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Fund to approve the continuation of the Agreements for an additional one-year term. No single factor was identified as determinative in the Board’s or Independent Trustees’ analysis.

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of the Fund. The address of each officer and trustee is 901 Warrenville Rd. Suite 15, Lisle, IL 60532. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees

Diana S. Ferguson	Trustee	Term-	Chief Financial Officer	3	Tree House Foods
Birth year: 1963		Indefinite*	(2010-2011), Chicago		Urban Partnership Bank
		Length of	Board of Education;
		Service-	Senior Vice President
		Since 2010	and Chief Financial
Officer (2008), Folgers
Coffee Company;
Executive Vice President
and Chief Financial
Officer (2007-2008),
Merisant Worldwide;
Senior Vice President
and Chief Financial
Officer (2001-2007),
Sara Lee Foodservice

William M. Fitzgerald, Sr.	Trustee	Term-	Founder, Global	3	Director, Syncora
Birth Year: 1964		Indefinite*	Infrastructure Asset		Holdings Ltd. and its
		Length of	Management LLC;		affiliates, Syncora
		Service-	Managing Director		Guarantee Inc. and
		Since 2010	(1988-2007), Nuveen		Syncora Capital Assurance
			Investments LLC; Chief		Inc.- Financial Guarantee
			Investment Officer		Company, Ariel Education
			(2000-2007), Nuveen		Initiative, Advisory
			Asset Management		Board of Bannockburn
Securities, LLC

Louis A. Holland, Jr.	Trustee	Term-	President and Chief	3	Director, Holland Capital
Birth Year: 1964		Indefinite*	Financial Officer		Management, HP
		Length of	(2008-present), CUMOTA		Schmaltz Restaurants-
		Service-	LLC (Angel investing and		Schmaltz ONLINE;
		Since 2010	consulting); Managing		National Alzeheimer’s
			Director (2000-2008),		Association-
			Nuveen Investments		DuPage PADs

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Interested Trustee

Nicholas Dalmaso **	Trustee, Chief	Term-	Co-Chairman,	3	None
Birth Year: 1965	Executive Officer,	Indefinite*	General Counsel and
	Secretary	Length of	Chief Operating
		Service-	Officer of Destra
		Since 2010	Capital Management
LLC, President, Chief
Operating Officer
and General Counsel,
Destra Capital Advisors
LLC; President, Chief
Operating Officer and
General Counsel,
Destra Capital
Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Officer	Officer

Officers of the Trust

Anne Kochevar	Chief Compliance	Term-	Senior Managing	3	None
Birth Year: 1963	Officer	Indefinite*	Director, Destra
		Length of	Capital Management LLC,
901 Warrenville Rd.		Service-	Destra Capital Advisors
Suite 15 Lisle, IL 60532		Since 2010	LLC and Destra Capital
Investments LLC; Senior
Managing Director
(2002-2010), Claymore
Securities, Inc.

Linda Fryer	Chief Financial	Term-	Chief Financial Officer,	3	None
Birth Year: 1973	Officer and	Indefinite*	Destra Capital Management
	Treasurer	Length of	LLC, Destra Capital
901 Warrenville Rd.		Service-	Advisors LLC and Destra
Suite 15 Lisle, IL 60532		Since 2012	Capital Investments LLC

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

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TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
Diana S. Ferguson	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Lisle, IL
William M. Fitzgerald
	Anne Kochevar	Distributor
Louis A. Holland, Jr.	Chief Compliance Officer	Destra Capital Investments LLC
Lisle, IL
Nicholas Dalmaso*	Linda Fryer
	Chief Financial Officer	Administrator, Accounting Agent,
* “Interested Person” of the Trust, as		Custodian and Transfer Agent
defined in the Investment Company		The Bank of New York Mellon
Act of 1940, as amended.		New York, NY

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Fund is committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Fund. The Fund do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 287-9646.

Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Diana Ferguson is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,850 for 2012 and $18,850 for 2013.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2012 and $6,000 for 2013.

•	Review of excise tax calculations and tax returns for the funds within the Trust.

•	Review of tax adjustments and footnotes within the annual financial statements of the Trust.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)
Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds. For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Advisors LLC. (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered. KPMG LLP (“KPMG”) acts as independent auditors for the Funds. KPMG’s independence will be deemed to be impaired if it provides a service whereby it:

A. Functions in the role of management,

B. Is in the position of auditing its own work, or

C. Serves in an advocacy role for a Fund.

Accordingly, KPMG may not be engaged to perform any service that violates any of the three guidelines enumerated above. The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B. Financial information systems design and implementation;

C. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D. Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E. Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F. Management functions or human resources;

G. Broker or dealer, investment adviser, or investment banking services;

H. Legal services and expert services unrelated to the audit; and

I. Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by KPMG that are subject to general pre-approval, as well as the fees for these services. Annually, KPMG will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to providing during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter. The Audit Committee will annually review and pre-approve the Audit services described in KPMG’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of KPMG, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advise and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in KPMG’s engagement letter, and the approval of KPMG as the Funds’ independent auditor shall constitute pre-approval of such Tax services. All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 27, 2013 meeting of the Audit Committee, KPMG shall submit to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval. These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any. The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year. The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage KPMG to perform a service not listed on the engagement letters, KPMG shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained. If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided. The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service. Communications with the Audit Committee Chairman will be arranged by the Treasurer. KPMG must not commence any such service until specific pre-approval has been given.

Adopted:               August 27, 2013

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A
(c) 100%
(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Destra Investment Trust

By (Signature and Title)*              /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date  12/3/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)             * /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date  12/3/2013

By (Signature and Title)*              /s/ Linda Fryer
Linda Fryer, Chief Financial Officer
(principal financial officer)

Date   12/3/2013

* Print the name and title of each signing officer under his or her signature.